SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                           DRAGON PHARMACEUTICAL INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:  _________________________________________
     2)  Form, Schedule or Registration Statement No.: ____________________
     3)  Filing Party:  ___________________________________________________
     4)  Date Filed: ______________________________________________________

                           DRAGON PHARMACEUTICAL INC.
                        543 Granville Street, Suite 1200
                           Vancouver, British Columbia
                                 Canada V6C 1X8
                            Telephone (604) 669-8817


To Our Stockholders:

     You are cordially invited to attend the annual meeting of the stockholders of Dragon Pharmaceutical Inc. to be held at 10:00 a.m. local time, on December 17, 2001, at our principal executive offices located at 543 Granville Street, Suite 1200, Vancouver, British Columbia.

     At the meeting, you will be asked to elect six nominees to the Board of Directors and to approve the 2001 Stock Option Plan. We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.

                                                          /s/  Longbin Liu

                                                          Longbin Liu
                                                          President
November 22, 2001

                           DRAGON PHARMACEUTICAL INC.
                        543 Granville Street, Suite 1200
                           Vancouver, British Columbia
                                 Canada V6C 1X8
                            Telephone (604) 669-8817


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 17, 2001


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Dragon Pharmaceutical Inc. ("Dragon" or "Company"), a Florida corporation, will be held at the Company's principal executive offices located at 543 Granville Street, Suite 1200, Vancouver, British Columbia, on Monday, December 17, 2001, at 10:00 a.m. local time, for the purpose of considering and acting on the following:

     1. To elect the six nominees named in the proxy statement as directors to serve for one-year terms or until their successors have been elected and qualified;

     2.   To approve the 2001 Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on November 14, 2001, are entitled to receive notice of and to vote at the meeting. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                            By Order of the Board of Directors

                                            /s/  Matthew Kavanagh

                                            Secretary

November 22, 2001

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           DRAGON PHARMACEUTICAL INC.
                        543 Granville Street, Suite 1200
                           Vancouver, British Columbia
                                 Canada V6C 1X8
                            Telephone (604) 669-8817


                                 PROXY STATEMENT


     We are furnishing this proxy statement to you in connection with our 2001 annual meeting to be held on Monday, December 17, 2001, at 10:00 a.m. local time at the principal executive offices of the Company located at 543 Granville Street, Suite 1200, Vancouver, British Columbia, and at any adjournment thereof. The matters to be considered and acted upon are (1) the election of six nominees as directors, (2) to approve the 2001 Stock Option Plan, and (3) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of our board of directors and may be revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Our annual report for the year 2000, including financial statements, is accompanying this proxy statement. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This proxy statement is being mailed on or about November 22, 2001.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     At the annual meeting, you will vote on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders, including election of the directors and approval of the 2001 Stock Option Plan.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, November 14, 2001 (the Record Date), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees and FOR the approval of the 2001 Stock Option Plan.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Secretary of the Company in writing, voting in person or returning a later-dated proxy card.

Who will count the vote?

     The Secretary will count the votes and act as the inspector of election. Our transfer agent, Interwest Transfer Company Inc., will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Company Inc. ((801) 272-9294), or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     There were 20,331,000 shares of common stock as of the Record Date. Every stockholder is entitled to one vote for each share of common stock held. The Company has no other voting securities outstanding.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the plurality of votes will become our directors. To ratify the approval of the 2001 Stock Option Plan, a majority of the shares represented at the annual meeting, either in person or by proxy, must be voted in favor of the proposal.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies, which will be conducted by mail, will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

How much stock do our directors, executive officers, principal stockholders own?

     The following table shows the amount of our common stock (symbol: DRUG) beneficially owned (unless otherwise indicated) by each stockholder known by us to be the beneficial owner or more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. Except as otherwise indicated, all information is as of November 14, 2001.

                                                            Shares Beneficially
                                                                  Owned(1)
                                                           ---------------------
Name & Address of Beneficial Owner                         Number        Percent
----------------------------------                         ------        -------

Zhibin Cai and Yu Fongmei(2)
18 Main Street
Votian
Hubei, China                                                1,899,000       9.3%

Arbora Portfolio Management(3)
Gartenstrasse 38
Zurich, Switzerland                                         1,062,500       5.2%

Goldpac Investment Partners Ltd.
P. O. Box 3321
Road Town, Tortola
BVI                                                         1,110,000       5.5%

Chow Tail Fook Nominee Limited(3)
31F New World Tower
16-18 Queens Road Central
Hong Kong                                                   2,000,000       9.8%

Hiu Min Liu(4)
5 Lin Hui City
Guan Zhen Lao Zheng Street
Hunan, China                                                2,000,000       9.8%

Longbin Liu,
President, Chief Executive Officer and Director               700,000(5)    3.3%

Ken Cai,
Chief Financial Officer and Director                          500,000(5)    2.4%

Matthew Kavanagh
Secretary                                                        -0-         -0-

Greg Hall,
Director                                                      400,000(5)    1.9%

Philip Yuen,
Director                                                      837,500(6)    4.1%

Alexander Wick,
Director                                                      175,000(5)     *

Yiu Kwong Sun,
Director                                                      775,000(7)    3.8%

All directors (8 persons) and executive
officers as a group                                         3,417,500(8)   15.2%

*    Represents less than one percent.

(1) Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners or publicly available, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within sixty days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2) Zhibin Cai is the father of Mr. Ken Cai, one of our directors. Yu Fong Mei is the mother of Mr. Ken Cai. They do not reside with Mr. Ken Cai.
(3) We have been unable to obtain information regarding the identity of the principals and affiliates of Arbora Portfolio Management, Goldpac Investment Partners Ltd. and Chow Tail Fook Nominee Limited.
(4) Hiu Min Liu is the sister of Dr. Longbin Liu, one of our officers and directors. She does not reside with Dr. Liu.
(5)  Represents options exercisable within sixty days.
(6) Includes 62,500 shares of common stock owned and 175,000 shares of common stock subject to options. Also includes 600,000 shares of common stock owned by Global Equities Overseas Ltd. for which Mr. Yuen serves as a director.
(7) Includes 175,000 shares of common stock subject to options exercisable within sixty days. Also includes 600,000 shares of common stock owned by Yukon Health Enterprise for which Mr. Sun serves as a director.
(8)  Includes options and warrants to acquire 2,155,000 shares of common stock.


                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based on a review of the forms  filed  during  2000,  we  believe  that our
executive   officers  and  directors   complied  with  all   applicable   filing
requirements.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     We currently have six directors. The term of office for the directors elected at this meeting will expire at the next annual meeting of stockholders to be held in 2002 or until his earlier death, resignation or removal. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. We have no reason to believe that any nominee, if elected, will be unable to serve as director. Each director has agreed to serve as director, if elected.

     The following indicates the age, principal occupation or employment for the last five years, and the year the director was first elected, for each nominee as director.

Dr. Longbin Liu, M.D.                              Director since September 1998

     Dr. Liu, 39, is our President and Chief Executive Officer. He has 16 years of biotechnology experience in North America, Japan and China, most recently as an Assistant Professor of Medicine in the Division of Cardiovascular Medicine of the University of Massachusetts Medical Centre where he had served since 1995, before joining us in September 1998. Dr. Liu earned his medical degree from Hunan Medical University in 1983.

Dr. Ken Z. Cai                                          Director since July 1998

     Dr. Cai, 36, is the Chairman of the Board of Directors. He was our Chief Financial Officer from September 1998 until March 2001. Dr. Cai has a Ph.D in Mineral Economics from Queen's University in Kingston, Ontario, as well as 16 years of experience in mining, public company administration and financing.
Since  February  1996,  he has  been a  Director  and the  President  and  Chief
Executive Officer of Minco Mining and Metals Corporation, a Toronto Stock Exchange-listed company involved in mining exploration in China and whose shares are registered under the Securities and Exchange Act of 1934. Dr. Cai has extensive experience in conducting business in China for the past 16 years and is currently the Chairman of the Board of four Sino-foreign joint ventures.

Mr. Greg Hall                                                Director since 1998

     Mr. Hall, 44, is a stockbroker with 18 years of corporate finance and public offerings experience. Since April, 1999, Mr. Hall has been a Senior Vice President of Yorkton Securities Inc. in Vancouver, Canada. Prior to joining Yorkton Securities, Mr. Hall was with Canaccord Capital for ten years. He is a former member/seat holder of the Vancouver Stock Exchange. Prior to joining Canaccord Capital, Mr. Hall was the Co-Founder of both Pacific International Securities and Georgia Pacific Securities Corporation.

Dr. Alexander Wick                                 Director since September 1998

     Dr. Wick, 63, holds a doctorate degree in synthetic organic chemistry from the Swiss Federal Institute of Technology and has completed post-doctoral studies at Harvard University. He has 32 years of biotechnology and pharmaceuticals experience and is currently the President of Sylachim, a chemicals and pharmaceuticals producer located in France, which position he has held since 1995.

Mr. Philip Yuen Pak Yiu                             Director since November 1999

     Mr. Yuen, 65, has been a legal practitioner in Hong Kong since graduating from law school in London, England in 1961. In 1965, he established the law firm of Yung, Yu, Yuen and Co. and is now the principal partner of the firm. Mr. Yuen has over 30 years experience in the legal field and has been a director of several large listed companies in various industries. He is a director of the Association of China-appointed Attesting Officers Limited in Hong Kong, a standing committee member of the Chinese General Chamber of Commerce in Hong Kong, a member of the National Committee of the Chinese People Political Consultative Conference and an arbitrator for the China International Economic and Trade Arbitration Commission.

Dr. Yiu Kwong Sun                                   Director since November 1999

     Dr. Sun, 63, graduated from the University of Hong Kong Faculty of Medicine in 1967. He is a Founding Fellow of the Hong Kong College of Family Physicians and a Fellow of the Hong Kong Academy of Medicine. Since 1995, he has served as the Chairman of the Dr. Sun Medical Centre Limited which has been operating a network of medical centers in Hong Kong and China for the past 20 years. He is also the Administration Partner of United Medical Practice, which manages a large network of medical facilities throughout Hong Kong and Macau. Dr. Sun has been a member of the Dr. Cheng Yu Fellowship Committee of Management of the University of Hong Kong Faculty of Medicine since 1997.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

How are directors compensated?

     Directors do not receive cash compensation for their services but do receive stock options for serving as such.

How often did the Board meet during fiscal 2000?

     The Board of Directors met two times during fiscal 2000. All directors attended both meetings.

What committees has the Board established?

     The Board of Directors has established an Audit Committee.

     The Audit Committee is comprised of Messrs. Wick, Cai and Hall. As part of its responsibilities, the Audit Committee provides assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to the Company's accounting, reporting practices of the Company, the quality and integrity of the financial statements of the Company, and the capital requirements of the Company. In order to assist the Audit Committee and to more effectively communicate the purpose and functions of the Audit Committee to the Board of Directors, management, employees and our shareholders, the Audit Committee has adopted an Audit Committee charter which is attached as Appendix "A."

     Until March 2001, Mr. Cai served as the Company's Chief Financial Officer. Because Mr. Cai was an officer of the Company during the fiscal year 2000, he is not deemed an independent director as defined by the NASD rules.

     The Board of Directors has evaluated the above-described non-independent relationship and has determined in its business judgment that the best interest of the Company and its shareholders will be served by Mr. Cai's appointment to the Audit Committee. In light of the limited number of directors, that Mr. Cai resigned as Chief Financial Officer in March 2001, and that Mr. Cai was not compensated for serving as Chief Financial Officer, the Board of Directors has determined, in its business judgment, that Mr. Cai's relationship does not interfere with his exercise of independent judgment.

     In accordance with SEC regulations, the following is the Audit Committee Report. Such report is not deemed to be filed with the SEC.

Report of the Audit Committee

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from Dragon and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with Dragon's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Dragon, and the selection of Dragon's independent auditors. In addition, the Audit Committee discussed with the independent auditors with and without management present the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Executive Officers of Dragon

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:


Name                            Position               Age             Period
----                            --------               ---             ------
Longbin Liu              President, Chief Executive    39     September 1998 - present
                         Officer and Director

Ken Z. Cai               Director, Former Chief        36     September 1998 - March 2001
                         Financial Officer

Matthew Kavanagh         Secretary, Principal          46     July 2001 - present
                         Financial and Accounting
                         Officer

Anna Liu                 Controller                    33     September 1998 - present

Shaun Maskerine          Former Secretary              33     July 1998 - August 2001


     Dr. Longbin Liu, M.D. See "Election of Directors."

     Dr. Ken Z. Cai. See "Election of Directors."

     Mr. Shaun Maskerine was Secretary and Treasurer of Dragon. From July 7, 1998, to November 23, 1999, he was also a director. From July 7, 1998, to September 18, 1998, Mr. Maskerine was President of Dragon. Since January 1999, Mr. Maskerine has been the President and Director of Aquarius Ventures Inc., a resource based company. From March 1998 to January 1999, Mr. Maskerine was Vice President of Finance of Aquarius Ventures. He is also the President and Director of Global Petroleum Inc., another resource based company. He has held these positions since September 1998. Aquarius Ventures Inc. and Global Petroleum Inc. are both listed on the Canadian Venture Exchange. Prior to March 1998, Mr. Maskerine was a management consultant in the hotel/tourism industry. Mr. Maskerine resigned as Secretary and Treasurer effective August 31, 2001.

     Mr. Matthew Kavanagh is Director of Finance and Corporate Compliance (Principal Accounting and Financial Officer) and Secretary of the Company. Mr. Kavanagh joined Dragon in July 2001 and brings 14 years experience as a

Chartered Accountant in both public practice and industry. For the past eight years, Mr. Kavanagh has been the Controller and Senior Financial Officer for a publicly listed venture capital corporation and, most recently, for a private international auction and liquidation company.

     Ms. Anna Liu is the Controller for the Company. Ms. Liu is a Certified General Account Candidate and has been working as an accountant for North American companies with Chinese operations for five years. Ms. Liu received her Masters in Economics from the University of British Columbia.

Report on Executive Compensation

     The Board of Directors has furnished the following report on executive compensation:

     Dragon has developed and implemented a compensation policy, plan, and program which attempts to enhance the profitability of Dragon, and thus shareholder value, by aligning closely the financial interests of Dragon executive officers with those of its shareholders. For Dragon, earnings per share growth and return on average shareholders' equity are critical elements in the establishment of long-term incentive programs. The process involved in the executive compensation determination for fiscal 2000 is summarized below.

     Compensation for each of the persons named in the Executive Compensation Table, as well as other senior executives, consists of a base salary, an annual bonus, and long-term incentive compensation. Long-term incentives of stock options.

     The Board has approved a Human Resources Policy that provides a framework to determine base salaries and annual bonuses after a subjective evaluation of various factors, including salaries paid to senior managers with comparable qualifications, experience, and responsibilities at other corporations, individual job performance, local market conditions, and the Boards perception of the overall financial performance of Dragon (particularly operating results), without considering specific performance targets or objectives, and without assigning particular weights to individual factors. As to executive officers other than the Chief Executive Officer, the Board also considers the recommendations made by the Chief Executive Officer.

                             EXECUTIVE COMPENSATION

     The following table is a summary of certain information concerning the compensation earned by Dragon's chief executive officer during the last three fiscal years. No officer received compensation in excess of $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE


                               Annual Compensation                         Long Term Compensation
                               -------------------                         ----------------------
                                                                     Awards             Payout
                                           Other Annual      Restricted  Securities      LTIP       All Other
                                   Bonus   Compensation      Stock       Underlying     Payout    Compensation
     Name        Year     Salary    ($)         ($)           Award(s)   Options (#)      ($)          ($)
--------------------------------------------------------------------------------------------------------------
Longbin Liu      2000    $72,000    -0-         -0-             -0-       400,000         -0-          -0-
President        1999    $72,000    -0-         -0-             -0-         -0-           -0-          -0-
                 1998    $36,000    -0-         -0-             -0-       300,000         -0-          -0-


Stock Option Plan

     We have no stock option plan. However, the Board of Directors has approved the issuance of individual stock options to our employees, directors, officers and consultants. Unless otherwise provided by the Board, all options are exercisable for a term of five years. As of September 30, 2001, there were options to acquire 2,939,500 shares of common stock outstanding. If proposal 2 is adopted, the 2001 Stock Option Plan will assume the 2,939,500 stock options.

     The following table sets forth the stock options granted to Mr. Liu during the past fiscal year:

               OPTIONS GRANTED IN THE YEAR ENDED DECEMBER 31, 2000


                        Number of         % of Total
                       Securities       Option Granted     Exercise of
                       Underlying       to Employees in    Base Price
        Name         Options Granted   Fiscal Year 2000     ($/share)      Expiration Date
                         in 2000
-------------------------------------------------------------------------------------------
  Longbin Liu            400,000              23%             3.125       November 13, 2005


     The following table sets forth the option value for Mr. Liu as of December 31, 2000. As of December 31, 2000, the per share price of one share of common stock was $1.63 as quoted on the OTC Bulletin Board.

                FISCAL YEAR END OPTION VALUE (DECEMBER 31, 2000)


                                   Number of Securities
                                  Underlying Unexercised         Value of Unexercised in the
                                Options/SARs at Fiscal Year      Money Options/SARs at Fiscal
                                          End (#)                          Year End

             Name                Exercisable/Unexercisable        Exercisable/Unexercisable
                               Options at December 31, 2000      Options at December 31, 2000
---------------------------------------------------------------------------------------------
          Longbin Liu                   700,000 / 0                      $339,000 / 0


Employment Agreements

     We have entered into an oral consulting agreement with Dr. Liu pursuant to which he provides administrative services to us. As of April 1, 2001, Dr. Liu, as President, is paid an annual salary of $96,000. This consulting agreement is terminable at will.

     Effective  April 2001,  the  Company  will pay Mr. Cai $72,000 per year for
consulting   services,   relating  to  investment   opportunities  and  investor
relations.

                              CERTAIN TRANSACTIONS

     Except as otherwise indicated below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, executive officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

     In August 1998, pursuant to a share exchange agreement, we issued 7,000,000 shares of our common stock and warrants to purchase 1,000,000 shares of our common stock in exchange for all of the outstanding shares of Allwin Newtech

Ltd. At the time of this transaction, Messrs. Liu, Cai and Yuen were officers or directors of Allwin Newtech. However, none of these individuals listed in the foregoing sentence held any positions or owned shares of First Geneva Investments, Inc., our predecessor. As a result of the acquisition; (i) the former shareholders of Allwin Newtech became 87.5% shareholders of First Geneva and Allwin Newtech became a wholly-owned subsidiary of First Geneva; (ii) the President of First Geneva, Mr. Maskerine, continued as our President (until September, 1998); and (iii) Messrs. Liu, Cai and Cheng, who were President and directors of Allwin Newtech, became our directors. With the exception of Mr. Maskerine, all of the other principal stockholders listed above acquired their shares in this exchange transaction.

     We currently rent space for our executive offices from Minco Mining and Metals Corporation for CDN $2,500 per month. Mr. Cai, one of our directors, is President of Minco Mining. We believe that this rent is competitive with rent that would be charged by a non-affiliated landlord for comparable space.

     Messrs. Ken Cai, Jackson Cheng and Longbin Liu served as directors of Sanhe Kailong at the time of entering into our joint venture with Sinoway Biotech. Sanhe Kailong was formed, however, for the purpose of developing a joint venture with Sinoway Biotech. Subsequent to the joint venture formation, Mr. Cheng resigned from the Board of Sanhe Kailong and was replaced by Mr. Greg Hall. They continue to serve as directors of Sanhe Kailong. Messrs. Ken Cai, Philip Yuen and Longbin Liu also serve as officers and directors of Allwin Newtech, our wholly-owned subsidiary. Messrs. Ken Cai, Longbin Liu and Philip Yuen had served prior to the joint venture and continue to serve as three of the five directors of Nanjing Huaxin, a joint venture in which we own a 75% interest.

     A finder's fee of $763,150 was paid in conjunction with the sale of Units of common stock and warrants in December, 1999. Of this amount, $175,000 was paid to the law firm of Yung, Yu, Yuen and Company of which Mr. Philip Yuen, a director of Dragon, is a partner.

     On April 19, 1999, 135,000 shares of Dragon's common stock were issued to four lenders as compensation for making certain loans to Dragon. One of the lenders was Hui Min Liu, the sister of Dr. Longbin Liu, who received 22,500 shares of common stock.

     On October 6, 2000, we entered into an acquisition agreement with Alphatech Bioengineering Limited, a Hong Kong corporation owned by Mr. Longbin Liu and Mr. Philip Yuen. Mr. Liu is our president and one of our directors and Mr. Yuen is one of our directors. Under the terms of the acquisition agreement, we have agreed to purchase Alphatech Bioengineering's rights and technology relating to the production of Hepatitis B vaccine through the application of genetic techniques on hamster ovary cells including the culturing of such cells, 14 which act as a host expression system for the production of Hepatitis B vaccine protein, and the purification of Hepatitis B vaccine protein from the culture of such cells. In connection with entering into the acquisition agreement, Alphatech Bioengineering has made certain representations regarding the development of a cell-line of hamster ovary cells which act as a host expression system for the production of Hepatitis B vaccine protein including: (a) the cell-line of hamster ovary cells has been developed to the stage where the hamster ovary cells have the capacity to express Hepatitis B vaccine protein at levels in excess of 5 mg/liter; (b) the technology includes industrial scale fermentation and purification methods that are suitable for use in the commercial production of Hepatitis B vaccine protein for incorporation in a Hepatitis B vaccine for humans; and (c) within three months of a production facility of sufficient capacity being fully operational for industrial production, to the reasonable satisfaction of Alphatech Bioengineering, and staffed and equipped with a bioreactor system and purification process for the Hepatitis B vaccine protein: (i) the technology will have the capacity to support a sustained production at the production facility of at least 1,000,000 doses per year of Hepatitis B vaccine protein; (ii) production facility of Hepatitis B vaccine protein will yield at least 5 mg/liter from the bioreactor and the recovery of the purified Hepatitis B vaccine protein of acceptable commercial quality meeting the standard of the State Drug Administration of China from media which would yield at least 50% or 2.5 mg/liter in the first three batches of commercial production; and (iii) the direct production costs in China, based upon current prices, for the first one million does of Hepatitis B vaccine, including all costs directly associated with the manufacture of Hepatitis B vaccine protein, will be less than US$1.00 per dose. In the event any of the representations and warranties made by Alphatech Bioengineering are breached by Alphatech Bioengineering, we will have the right to require Alphatech Bioengineering to reimburse us for the $4 million purchase price. Alphatech Bioengineering's rights and technology relating to the production of Hepatitis B vaccine is in the developmental stage, and Alphatech Bioengineering has no commercial production of or sales of Hepatitis B vaccine. The acquisition of Alphatech Bioengineering's rights and technology relating to the development of Hepatitis B vaccine is subject to customary representations and conditions.

     Pursuant to an amended agreement dated March 22, 2001, in the event that the Company failed to find a joint venture partner, establish a production facility for the vaccine project or sell the project to a third party within nine months from the date of this amended agreement, Dr. Longbin Liu will have the right to repurchase the project from the Company. The repurchase price will be $4.0 million payable as follows: (i) $500,000 at the date of repurchase; and
(ii) the balance to be paid within eighteen (18) months of the date of repurchase with interest at 6% per annum. The interest will be accrued from six months after the date of repurchase.

     Further, Dr. Liu also has a 90% interest in RecomGen, a private company registered in China. RecomGen is developing tPA for treating heart attacks and strokes. RecomGen was incorporated by Dr. Liu, and Dr. Liu's involvement in RecomGen began prior to our establishment. We are currently in discussion with Dr. Liu regarding the possible acquisition of technology and/or biotech products from RecomGen. However, there is no understanding, commitment or agreement to make such acquisition and no assurance can be given that any acquisition or transaction with RecomGen will occur.

     During fiscal year 2000, the Company paid $400,000 to Guanzhou Recomgen Biotech Co. Ltd. ("Guanzhou Recomgen"), a company incorporated in China, for the funding of its TPA research and development programs with the intention of acquiring the technology. Guanzhou Recomgen is controlled by Dr. Longbin Liu. Subsequent to the year-end, due to financial market and economic conditions, the Company decided not to proceed with the funding and the acquisition. In accordance with the agreement, Guanzhou Recomgen and its principals agreed to refund the $400,000 before September 30, 2001.

     Pursuant to an agreement dated August 15, 1999, the Company entered into a joint research project for the development of rhTPO drug ("rhTPO") with Shenzhen Kelong Chuang Jian Enterprise Co. Ltd. ("Kelong"), a company incorporated in
China. Dr. Longbin Liu is a principal shareholder of Kelong. The Company's maximum commitment to this project is US$543,540 (RMB 4,500,000). Under the terms of the agreement, Kelong and the Company will jointly own the drug licence of rhTPO. Kelong and the Company will then obtain its own individual production permit of the rhTPO drug product. The Company paid $483,140 (RMB 4,000,000) towards the early development phase of this project in fiscal year 2000 and the amount has been accounted for as research expense. The Company has to pay the remaining US$60,400 (RMB 500,000) for clinical testing of the rhTPO drug after the clinical testing permit has been issued by the regulatory authorities.

                             STOCK PERFORMANCE GRAPH

     The stock price performance graph below is required by the Securities and Exchange Commission. It shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

     The following graph compares, beginning at the fiscal year end 1998, which represents the first fiscal year in which the Company's common stock was quoted on the OTC Bulletin Board under the symbol DRUG, the cumulative stockholders return for the (i) the Company, (ii) the Amex Biotech Index, and (iii) the Standard & Poor's Drug Index. The graph assumes the investment of $100 on December 31, 1998, in the Company's common stock, the Amex Biotech Index, and the Standard & Poor's Drug Index, and further assumes no payment or reinvestment of dividends. Further, the graph does not reflect price fluctuations that may have occurred during the year. Finally, the historical stock price performance of the Company's common stock in the graph is not necessarily indicative of future stock price performance.

                 Dragon Pharmceutical vs. Amex Biotech, S&P Drug

                              [LINE GRAPH OMITTED]

                                 12/31/98          12/31/99          12/31/00
                                 --------          --------          --------
Dragon Pharmaceutical            $100.00           $491.65           $266.66
Amex Biotech                     $100.00           $211.59           $342.87
S & P Drug                       $100.00            $82.31           $114.36

                       PROPOSAL 2--2001 STOCK OPTION PLAN

     The stockholders are being asked to approve the adoption of our 2001 Stock Option Plan. If adopted, the 2001 Stock Option Plan will assume our existing option grants that have been previously made. The 2001 Stock Option Plan will become effective immediately upon stockholder approval. It is anticipated that, if approved by the stockholders, the 2001 Stock Option Plan will be used going forward in lieu of option grants outside of plans.

     The Board of Directors believes that stock options have been very effective for these purposes over time and have proven to be an important component of the Company's overall compensation and incentive strategy for employees, directors, officers and consultants. The Company is committed to broad-based participation in the stock option program by employees at all levels and by directors, officers and consultants. The Company believes that the stock option program is important in order to maintain the Company's culture, employee motivation, and continued success.

DESCRIPTION OF THE 2001 PLAN

     Structure. The 2001 Stock Option Plan consists a discretionary option grant program under which eligible individuals in our employ or service as directors, officers or consultants may, at the discretion of the Plan Administrator, be granted options to purchase our shares of common stock. The principal features of the program are described below.

     Administration. The Board of Directors will serve as the Plan Administrator with respect to the 2001 Stock Option Plan. The term "Plan Administrator" as used in this summary means the Board of Directors and any other appointed committee acting within the scope of its administrative authority under the 2001 Stock Option Plan. The Plan Administrator has the authority to interpret the 2001 Stock Option Plan and the rights underlying any grants made subject to the 2001 Stock Option Plan. Any decision or action of the Plan Administrator in connection with the 2001 Stock Option Plan is final and binding.

     No member of the committee shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2001 Stock Option Plan provided the committee member was acting in good faith and for a purpose believed to have been in our best interests or our subsidiaries.

     Eligibility. Employees, directors, officers, and consultants and advisors in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2001 Stock Option Plan. Eligible persons include, in the case of an incentive stock option, employees of the Company or a subsidiary, and in the case of a non-qualified stock option, employees, directors, officers and consultants of the Company or a subsidiary. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The 2001 Stock Option Plan will be funded with 4,500,000 shares of common stock reserved for issuance under the 2001 Stock Option Plan including stock options to acquire 2,939,500 shares of common stock that will be assumed under the 2001 Stock Option Plan. The shares issuable under the 2001 Stock Option Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 2001 Stock Option Plan which expire or terminate prior to exercise will be available for subsequent issuance.

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the 2001 Stock Option Plan, the fair market value per share of common stock on any relevant date under the 2001 Stock Option Plan is a function of the closing bid and asked price per share of common stock on that date, as such price is quoted on the OTC Bulletin Board, or the preceding day in which such prices were quoted.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2001 Stock Option Plan will be evidenced by an option agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2001 Stock Option Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. Shareholder approval of this Proposal will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

     Exercise of the Option. Options may be exercised by delivery to us of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. Unless otherwise determined by the Plan Administrator, the exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the share on the date of grant. Payment for shares purchased pursuant to the 2001 Stock Option Plan may be made in cash, or, where approved by the Plan Administrator, in any of the following manners.

     Payment may be made by surrender of shares of the Company owned by the optionee more than six months, or that were obtained by the optionee on the open market. With respect to the exercise of an option, payment may be made through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company. Payment may also be by a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company. Payment may also be made by "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price or by a loan by the Company.

     Reload Option. The Plan Administrator of the 2001 Stock Option Plan may, in its discretion, grant optionee a reload option. An optionee with a reload option, who pays for his or her stock in whole or in part with stock owned by the optionee may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the optionee, only the optionee, his guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2001 Stock Option Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Termination of Employment. If optionee's employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the option agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor, or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will not be treated as incentive stock options. Notwithstanding the foregoing, a stock option agreement may provide for the exercise of a stock option during the term of such stock option even though a person is no longer an employee or consultant to the Company.

     Retirement, Death or Permanent Disability. If an optionee in the 2001 Stock Option Plan ceases to be an employee of the Company due to retirement, the optionee may exercise the option within the maximum term of the option as it existed on the date of retirement. If the optionee does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If an optionee becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, vested options may be exercised by the optionee, the optionee's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within twelve months after the termination of employment as a result of the disability or death, but in no event after the expiration of the option as set forth in the option agreement.

     Current or Former Directors. Current or former directors may exercise vested options at any time during the maximum term of the option.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that the optionee has committed an act of misconduct, the Plan Administrator may suspend the optionee's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules, or if optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. The determination of the Plan Administrator shall be final and conclusive unless overruled by the board.

     Option Transferability. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, the Plan Administrator may establish procedures pursuant to which non-statutory options may be transferred or assigned during the optionee's lifetime to one or more members of the optionee's family or to certain other entities specified in the 2001 Stock Option Plan.

GENERAL PROVISIONS

     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding option upon payment to you of adequate consideration as specified in the 2001 Stock Option Plan. The Plan Administrator may also accelerate the time within which each outstanding option may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding options.

     In the event a change of control of the Company as defined in the 2001 Stock Option Plan occurs, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2001 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Shareholder Rights. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding options under the 2001 Stock Option Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

     Amendment and Termination. The Board may amend, suspend or terminate the 2001 Stock Option Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding options without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2001 Stock Option Plan or by law.

     Unless sooner terminated by the Board, the 2001 Stock Option Plan will in all events terminate in 2011. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     Predecessor Option Agreements. All outstanding options under any predecessor option agreement continues to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2001 Stock Option Plan affect or otherwise modify the rights or obligations of the holders of those options.

     Securities Laws. No option shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The option agreements may contain such other terms, provisions and conditions not inconsistent with the 2001 Stock Option Plan as may be determined by the board or the Plan Administrator

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 2001 STOCK OPTION PLAN

     Options. Options granted under the 2001 Stock Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to forfeiture in the event of the optionee's termination of service, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's forfeiture lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture to the Company lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under
Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the forfeiture lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants with an exercise price per share equal to 100% of the fair market value of the shares at the time of grant will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

     On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, clarifying APB Opinion 25 ("FIN 44"), "Accounting for Stock Issued to Employees." FIN 44 provides and interpretation of APB Opinion 25 on accounting for employee stock compensation and describes its application to certain transactions. It applies on a prospective basis to events occurring after July 1, 2000, except for certain transaction involving options granted to nonemployees, repriced fixed options, and modifications to add reload option features, which apply to options granted after December 31, 1998. FIN 44 clarifies the following:

     -    the definition of an employee for purposes of applying APB Opinion No.
          25;
     - the criteria for determining whether a plan qualifies as a noncompensatory plan;
     - the accounting consequences of various modifications to the terms of the previously fixed stock options; and
     - the accounting for an exchange of stock options in a business combination.

     For example under FIN 44, option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares (if vesting applies).

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 2001 annual meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of the 2001 Stock Option Plan.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2001 STOCK OPTION PLAN UNDER "PROPOSAL 2" ON THE PROXY CARD.

Independent Accountants

     The firm of Moore Stephens Ellis Foster Ltd., Chartered Accountants served as our independent accountants for the year ended December 31, 2000, and during the course of that fiscal year they were also engaged by us to provide certain non-audit services.

     Audit fees. The aggregate fees paid to Moore Stephens Ellis Foster Ltd. for the annual audit and/or the review of our financial statements included in our Form 10-K for the year ended December, 31, 2000, amounted to approximately $74,559.

     Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2000, we paid no fees to Moore Stephens Ellis Foster Ltd., related to the design or implementation of a hardware or software system to compile source data underlying our financial statements or generate information significant to our financial statements.

     All Other Fees. The aggregate fees paid for other non-audit services, including fees for tax related services, rendered by Moore Stephens Ellis Foster Ltd., during our most recent fiscal year ended December 31, 2000, amounted to approximately $30,730.

     A representative of Moore Stephens Ellis Foster will be at the meeting to respond to questions.

Proposals of Stockholders

     Proposals by stockholders intended to be presented at Dragon 2002 annual meeting of stockholders must be received by Dragon not later than December 31, 2001, for consideration for possible inclusion in the proxy statement relating to that meeting.

Annual Report to Stockholders

     The Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2000, including audited consolidated financial statements, is being mailed to the stockholders concurrently herewith, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material.

     Additional copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, will be provided to stockholders without charge upon request to the Secretary of the Company.

                                 OTHER BUSINESS

     Dragon does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the board of directors.

                                             By Order of the Board of Directors

                                             /s/  Matthew Kavanagh

                                            Secretary

Dated:  November 22, 2001

                                   APPENDIX A

                           DRAGON PHARMACEUTICAL INC.
                             Audit Committee Charter



Preamble

Dragon Pharmaceutical Inc. ("Company"), as part of its continuous improvement efforts, desires to strengthen its board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's audit committee.

Organization

The audit committee of the board of directors shall be comprised of at least three directors. All audit committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the Board of Directors in fulfilling the members' responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the members of the Board of Directors, the independent auditors, and the Company's principal financial officer.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and stockholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company's annual report on Form 10-K.

o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company.

o Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the audit committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o    Review  and  concur  with   management's   appointment,   termination,   or
     replacement of the Chief Financial Officer.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Review the internal audit function of the company including the independence and authority of its Chief Financial Officer in meeting the Company's reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Inquire of management, the internal auditor, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Direct the independent auditors to communicate directly to each member of the audit committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-Q upon review.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the quarterly financial statements with financial management prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee for purposes of this review and any required discussions with the independent auditor.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the Company's principal accounting officer and the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audits.

o Review accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

o Review the report of the audit committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                                   APPENDIX B

                           DRAGON PHARMACEUTICAL INC.
                             2001 STOCK OPTION PLAN


1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through Options. Capitalized terms not defined in the text are defined in
Section 22.

2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Option shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will coincide with the shareholders approval. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4. SHARES SUBJECT TO THIS PLAN.

     4.1. Number of Shares Available. Subject to Section 4.2, the total number Shares reserved and available for grant and issuance pursuant to this Plan will be four million five hundred thousand (4,500,000), which will include stock options to purchase 2,939,500 shares of common stock outstanding prior to the adoption of the Plan. Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock, but not outstanding Options to acquire Stock.

     a.   Subject to Sections 4.2, Shares that are subject:

          i. to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

          ii.  to an Option granted hereunder but are forfeited; or

          iii. to an Option that otherwise terminates without Shares being issued,

will again be available for grant and issuance in connection with future Options under this Plan. However, in the event that prior to the Option's forfeiture, termination, expiration or lapse, the holder of the Option at any time received one or more elements of "beneficial ownership" pursuant to such Option (as defined by the SEC, pursuant to any rule or interpretations promulgated under
Section 16 of the Exchange Act), the Shares subject to such Option shall not again be made available for regrant under the Plan.

     b. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan. The Shares to be issued hereunder upon exercise of an Option may be either authorized but unissued, or previously issued and subsequently reacquired. However, when the exercise price for an Option granted under this Plan is paid in an "immaculate" or "cashless" exercise with previously outstanding shares or with the shares underlying the Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of shares received or retained by the Company in connection with that exercise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

          i. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

          ii. While an Option is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Option shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Options of whole Shares.

5.   ADMINISTRATION OF THIS PLAN.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Options; determine the number of Shares or other consideration subject to Options; determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Option Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Option; and to make all other determinations necessary or advisable for the administration of this Plan.

Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.   GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Option Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

     6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Option Agreement shall contain any such vesting schedule.

     6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the grant of the Option (five years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder")), and shall be subject to earlier termination as hereinafter provided.

     6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and unless otherwise determined by the Administrator, may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 7 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

     6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     6.2.5. Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

     6.2.6. Exercise After Certain Events.

          i.   Termination of Employment - Employee/Officer

               (1)  Incentive Stock Options.

                    (a) Termination of All Services. If for any reason other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Option Agreement, and
               (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder)).

                    (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date). However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

          (2)  Non-Qualified Stock Options.

                    (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser or longer period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

                    (b) Continuation of Services as Consultant/Advisor. If a Participant granted a Non-qualified Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

          ii. Retirement. If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive

     Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

          iii. Permanent Disability and Death of Employee/Officer. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of such disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and
     (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the option is an Incentive Option)).

          iv. Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the option is an Incentive Stock Option)). However, if Participant holds Incentive Stock Options and does not exercise within three (3) months of Termination of employment, the Options will not qualify as Incentive Stock Options.

     6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have:

          i. committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary;

          ii. deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary;

          iii.  made  any  unauthorized   disclosure  of  any  trade  secret  or
     confidential information of Company or a Subsidiary;

          iv. induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or

          v. engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder.

The determination of the Board shall be final and conclusive. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

     The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

          i. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

          ii. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

          iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

          iv. engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

          v. refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

     Should any provision to this Section 6.2.7. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3. Limitations on Grant of Incentive Stock Options.

     6.3.1. The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 17) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

     6.3.2. There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code Section 422.

     6.3.3. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7.   PAYMENT FOR SHARE PURCHASES.

     7.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

     7.1.1. by cancellation of indebtedness of the Company to the Participant;

     7.1.2. by surrender of shares of Stock of the Company that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

     7.1.3. by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     7.1.4. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     7.1.5. by forfeiture of Option shares equal to the value of the exercise price pursuant to a so-called "immaculate cashless exercise," or

     7.1.6. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

     7.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.   WITHHOLDING TAXES.

     8.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan, or are forfeited pursuant to an "immaculate cashless exercise," the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option, the disposition by a Participant or other person of Options of Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     8.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

9. NO PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 10. Subject to Sections 17 and 18, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

10. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase at the Exercise Price of the Shares acquired under an Option or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase the Shares acquired under an Option at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option.

11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13. EXCHANGE AND BUYOUT OF OPTIONS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective
Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Option, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Option shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreement.

15.  RIGHTS OF EMPLOYEES.

     15.1. No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     15.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Options granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Option or Options under this Plan, the Administrator may, subject to this Section 15, make any adjustments it deems appropriate.

16.  ADJUSTMENT  FOR CHANGES IN  CAPITALIZATION.  The  existence of  outstanding
Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

17.  DISSOLUTION, LIQUIDATION, MERGER.

     17.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company's assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised, provided however, that the Change of Control provisions of Section 18.1 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in change of control as so defined.

     17.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

18.  CHANGE OF CONTROL.

     18.1. Definition. If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and
(ii) in an individual Option Agreement.

     18.2. Limitation on Options. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Option Agreement, if the right to receive or benefit from an Option under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

19. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.

20. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferrals.

21. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Florida.

22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     22.1 "Board" means the Board of Directors of the Company.

     22.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     22.3 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     22.4 "Company" means Dragon Pharmaceutical Inc., a Florida corporation and its subsidiaries, or any successor corporation.

     22.5 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     22.6 "Effective Date" has the meaning set forth in Section 2.

     22.7 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

     22.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     22.9 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     22.10 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     22.11 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the Option of which contains such provisions as are necessary to comply with that section.

     22.12 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Option is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

     22.13 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     22.14 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

     22.15 "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     22.16 "Option" means an option to purchase Shares pursuant to Section 6.

     22.17 "Option Agreement" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

     22.18 "Optionee" means the holder of an Option.

     22.19 "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; and as may otherwise be defined in regulations promulgated under Section 162(m) of the Code

     22.20 "Participant" means a person who receives an Option under this Plan.

     22.21 "Plan" means this 2001 Stock Option Plan, as amended from time to time.

     22.22 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     22.23 "SEC" means the Securities and Exchange Commission.

     22.24 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     22.25 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     22.26 "Stock" means the Common Stock, $0.001 par value, of the Company, and any successor entity.

     22.27 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     22.28 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     22.29 "Unvested Shares" means "Unvested Shares" as defined in the Option Agreement.

     22.30 "Vested Shares" means "Vested Shares" as defined in the Option Agreement.

     22.31  "Vesting  Date" means the date on which an Option  becomes wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.

PROXY                                                                   PROXY

                           DRAGON PHARMACEUTICAL INC.
                        543 Granville Street, Suite 1200
                           Vancouver, British Columbia
                                 Canada V6C 1X8

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Longbin Lui and Ken Z. Cai as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Dragon Pharmaceutical Inc. held of record by the undersigned as of November 14, 2001, at the Annual Meeting of Stockholders to be held at the principal executive office of the Company, 543 Granville Street, Suite 1200, Vancouver, British Columbia, at 10:00 a.m., Pacific Time, on Monday, December 17, 2001, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


Proposal 1: To elect  directors  to serve for the  ensuing  year and until their successors are elected.

    [  ]  FOR all nominees listed below        [  ] WITHHOLD AUTHORITY
          (except as marked to the contrary         to vote for all nominees
          below).                                   listed below.

Nominees: Dr. Longbin Liu,  M.D.,  Dr. Ken Z. Cai, Mr. Greg Hall, Dr.  Alexander
          Wick, Mr. Philip Yuen Pak Yiu, and Dr. Yiu Kwong Sun

To withhold authority to vote for any nominee(s) write such nominee(s)' name(s) below:

Proposal 2: To approve the 2001 Stock Option Plan.

    [  ]  FOR            [  ]  AGAINST         [  ]  ABSTAIN

Proposal 3: TO  TRANSACT  SUCH OTHER  BUSINESS AS MAY  PROPERLY  COME BEFORE THE
            MEETING AND ANY ADJOURNMENTS THEREOF.

    [  ]  FOR            [  ]  AGAINST         [  ]  ABSTAIN

                 (Continued and to be signed on the other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE READ, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 2001



_______________________________
Signature



_______________________________
Signature

Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.